August 9, 2019

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire Global Allocation Fund

Supplement to the Summary Prospectus and Statutory Prospectus,

each dated April 30, 2019

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUS, THE PROSPECTUS, AND ANY SUPPLEMENTS THERETO, OF THE WILSHIRE GLOBAL ALLOCATION FUND (THE “FUND”).

On May 20, 2019, the Board of Trustees (the “Board”) approved a change to the Fund’s primary benchmark from the MSCI All Country World Index (“MSCI ACWI”) to the MSCI All Country World Index Investable Market Index (the “MSCI ACWI IMI”), and to the Fund’s blended benchmark index (the “Blended Index”) such that the Blended Index would consist of 65% MSCI ACWI IMI and 35% Bloomberg Barclays Global Aggregate Index (Hedged), effective June 28, 2019. The Summary Prospectus and Prospectus of the Fund are supplemented as detailed below.

The Average Annual Total Returns presented under the heading “Past Performance” of the Summary Prospectus and Prospectus of the Fund is amended to include the MSCI ACWI IMI as set forth below.

Average Annual Total Returns
(periods ended December 31, 2018)	1 year	5 years	10 years

Global Allocation Fund	(7.30)%	2.88%	7.11%
MSCI All Country World Index Investable Market Index(1)
(reflects no deduction for fees, expenses and taxes)	(10.08)%	4.17%	9.74%
MSCI All Country World Index(1)
(net, reflects no deduction for fees, expenses or certain taxes)	(9.42)%	4.26%	9.46%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)
(reflects no deduction for fees, expenses or taxes)	1.76%	3.44%	3.77%
Stock/Bond Composite(2)
(reflects no deduction for fees, expenses or taxes)	(5.87)%	4.07%	7.90%

(1)	This table compares the Fund’s average annual total returns for the period ended December 31, 2018 to those of the MSCI All Country World Index Investable Market Index and the MSCI All Country World Index. Effective June 28, 2019, the Fund’s benchmark changed from the MSCI All Country World Index to the MSCI All Country World Index Investable Market Index based upon the Adviser’s determination that the MSCI All Country World Index Investable Market Index more closely aligns with the investment strategy of the Fund.

(2)	The Stock/Bond Composite shown above consists of 65% MSCI All Country World Index Investable Market Index and 35% Bloomberg Barclays Global Aggregate Index (Hedged).

If you have any questions regarding the Fund, please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.